                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
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                      Rockwell Medical Technologies, Inc.
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                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Monday, June 4, 2001 at 9:00 a.m. at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan. Your Board of Directors and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting principally concerns two matters of particular interest to the
Shareholders: the election of one director for a three-year term expiring in 2004, and a proposal to increase in the number of Common Shares with respect to which stock options may be granted under the Company's 1997 Stock Option Plan from 900,000 to 1,900,000 Common Shares in the aggregate.

     Your Board of Directors supports these proposals and believes that they are in the best interests of the Company and of the Shareholders, and your Board of Directors recommends a vote "FOR" each such proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Company's Annual Report for 2000 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                          Sincerely,

                                          /s/ ROBERT L. CHIOINI

                                          Robert L. Chioini
                                          Chairman

Wixom, Michigan
April 27, 2001

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 2001
                           -------------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan on June 4, 2001 at 9:00 a.m., to consider and take action upon the following matters:

          (1) the election of one director for a term expiring in 2004;

          (2) a proposal to increase the number of Common Shares with respect to which stock options may be granted under the Company's 1997 Stock Option Plan from 900,000 Common Shares to 1,900,000 Common Shares in the aggregate; and

          (3) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on April 6, 2001, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All Shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless at least a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000, accompanies this Notice.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 2001
                           -------------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan on Monday, June 4, 2001, at 9:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this Proxy Statement is April 27, 2001.

     It is important that your shares be represented at the meeting. Whether or not you intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's Directors, officers and employees. The Company will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on April 6, 2001 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on the Record Date, the Company had 5,298,589 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 2,649,295 Common Shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

     A Shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a Shareholder who is given a proxy will not have the effect of revoking it unless such Shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below and FOR the proposed amendment to the Company's 1997 Stock Option Plan described below.

  Principal Holders of the Company's Voting Securities

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Shares:

                                                                                PERCENT OF OUTSTANDING
                                                         AMOUNT AND NATURE OF    COMMON SHARES AS OF
NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP       RECORD DATE(A)
------------------------------------                     --------------------   ----------------------
Robert L. Chioini......................................        745,000(b)                14.1(b)
28025 Oakland Oaks
Wixom, Michigan 48393
Patricia Xirinachs.....................................        728,000(c)                13.7(c)
28025 Oakland Oaks
Wixom, Michigan 48393
Gary D. Lewis..........................................        418,900(d)                 7.9(d)
P.O. Box 36940
Grosse Pointe, Michigan 48236

-------------------------
(a) Based on 5,298,589 Common Shares outstanding as of the Record Date.

(b) Includes 245,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(c) Includes 20,000 Common Shares that Mrs. Xirinachs' husband, Michael J. Xirinachs, has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan and 5,000 Shares which he owns. This information is based on a Form 4 filed by Patricia Xirinachs in April 1999, conversations with Michael J. Xirinachs and the Company and conversations between the Company and the transfer agent.

(d) Includes 338,900 Common Shares owned jointly with Mr. Lewis's wife, 25,000 Common Shares held in a custodial accounts for the benefit of Mr. Lewis's minor child, 25,000 Common Shares held by Mr. Lewis' son who resides with him and includes 30,000 Common Shares that Mr. Lewis has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan. This information is based on the Schedule 13G filed by Mr. Lewis and his wife with the Securities and Exchange Commission on February 13, 2001, Form 4s filed by Mr. Lewis and his wife through April 10, 2000 and conversations between the Company and the transfer agent.

                            I. ELECTION OF DIRECTOR

     At the Annual Meeting, one Director comprising the Class I Directors is to be elected for a three-year term expiring in 2004. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Company FOR the nominee listed hereinafter, who is presently a Director of the Company, unless contrary instructions are received.

     If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected. The election of such Director will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following table sets forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Shares with respect to the nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this Annual Meeting, and with respect to each executive officer of the Company named in the Summary Compensation Table below.

                                                          COMMON SHARES        PERCENTAGE OF
                                     POSITIONS AND       OF THE COMPANY     OUTSTANDING COMMON
      NAME AND YEAR                OFFICES WITH THE       BENEFICIALLY     SHARES OF THE COMPANY
      FIRST BECAME                 COMPANY AND OTHER     OWNED AS OF THE      OWNED AS OF THE      TERM AS DIRECTOR
       A DIRECTOR          AGE   PRINCIPAL OCCUPATIONS   RECORD DATE(A)       RECORD DATE(B)          TO EXPIRE
      -------------        ---   ---------------------   ---------------   ---------------------   ----------------
                                         NOMINEE FOR ELECTION AS DIRECTOR
Ronald D. Boyd (2000)....  38    Executive Vice-              21,000(c)               *                  2001
                                 President Classic
                                 Medical, Inc.
                                          DIRECTORS CONTINUING IN OFFICE
Kenneth L. Holt (2000)...  48    Co-owner of Savannah         60,500(d)             1.1                  2002
                                 Dialysis Specialists
                                 LLC
Robert L. Chioini (1996).  36    President and Chief         745,000(e)            14.1                  2003
                                 Executive Officer of
                                 the Company
                                             OTHER EXECUTIVE OFFICERS
Thomas E. Klema..........  47    Vice President, Chief        52,834(f)             1.0
                                 Financial Officer,
                                 Treasurer and
                                 Secretary
All directors and all executive officers as a group (4                             16.6%
  persons)............................................       879,334(g)

-------------------------
 * Less than 1%

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b) Based on 5,298,589 Common Shares outstanding as of the Record Date.

(c) Includes 20,000 Common Shares that Mr. Boyd has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(d) Includes 13,000 Common Shares that Mr. Holt has the right to acquire within 60 days of the Record Date upon exercise of Common Share Purchase Warrants and 20,000 Common Shares pursuant to the Company's 1997 Stock Option Plan.

(e) Includes 245,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(f) Includes 50,834 Common Shares that Mr. Klema has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(g) Includes the Common Shares described in notes (c) through (f) above.

OTHER INFORMATION RELATING TO DIRECTORS

     ROBERT L. CHIOINI is a founder of the Company, has served as the Chairman of the Board of the Company since March 2000, has served as the President and Chief Executive Officer of the Company since February 1997 and has been a Director of the Company since its formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., currently Gambro Healthcare, Inc. (Gambro Healthcare, Inc. is currently the second largest integrated dialysis provider, manufacturer and distributor of renal care products in the United States). Mr. Chioini is a party to an employment agreement with the Company which expires on March 20, 2003.

     KENNETH L. HOLT was elected as a Director of the Company on March 14, 2000. He is a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and has served as the Managing Partner since October 1999. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the founder, Co-owner and Managing Partner in five dialysis clinics servicing approximately 350 dialysis patients.

     RONALD D. BOYD was elected as a Director of the Company on March 14, 2000. He is a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and has served as the Executive Vice President of Classic Medical, Inc. since its inception in November 1993. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2000, the Board of Directors held five meetings and took action by written consent in lieu of a meeting four times. All of the members of the Audit Committee of the Board of Directors attended all meetings of such committee.

     The Company has an Audit Committee which is presently comprised of Messrs. Holt and Boyd. The Audit Committee's duties include the periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee's duties also include recommending to the Board of Directors the conditions, compensation and term of appointment of the independent certified public accountants for the audit of the Company's books and accounts. During 2000, the Audit Committee held two meetings and had informal discussions in lieu of additional meetings. The Board of Directors has adopted a written charter for the audit committee, which is attached as Exhibit A to this Proxy Statement. All members of the Audit Committee are "independent" under the rules of the National Association of Securities Dealers currently applicable to the Company.

     The Company does not have a compensation committee or a nominating committee.

                             AUDIT COMMITTEE REPORT

     The following is the report of the Rockwell Medical Technologies, Inc. Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000.

REVIEW WITH MANAGEMENT

     The Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

     The Committee has discussed with Plante & Moran, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

     The Committee has also received written disclosures and the letter from Plante & Moran, LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Plante & Moran, LLP, their independence.

CONCLUSION

     Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Ronald D. Boyd
Kenneth L. Holt

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Summary Compensation Table

     The following table sets forth, for the years ended December 31, 1998, 1999 and 2000, the compensation awarded to, earned by or paid to Mr. Robert L. Chioini, the Company's Chief Executive Officer, and Thomas E. Klema, the only other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2000. During the years ended December 31, 1998, 1999 and 2000, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                           ANNUAL COMPENSATION              ------------
                                                 ----------------------------------------    SECURITIES
                                                                             OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR      SALARY        BONUS       COMPENSATION   OPTIONS (#)
---------------------------              ----      ------        -----       ------------   -----------
Robert L. Chioini,...................    2000    $257,534(1)   $ 22,600(2)    $15,047(3)            0
  President and                          1999    $150,000(2)   $100,000(2)    $16,282(3)      160,000
  Chief Executive Officer                1998    $150,000(2)   $ 47,500(4)    $11,385(3)      100,000
Thomas E. Klema,.....................    2000    $146,078(5)            0     $ 7,412(3)            0
  Vice President and                     1999    $102,424(5)   $ 10,000(2)    $12,389(3)       85,000
  Chief Financial Officer

-------------------------
(1) On March 20, 2000, the Company entered into a three year employment agreement with Mr. Chioini pursuant to which Mr. Chioini is paid an annual salary of $275,000. Mr. Chioini's salary for 2000 includes the deferral of $33,082 in salary earned but not paid to Mr. Chioini in 2000. The employment agreement calls for salary increases of $25,000 in each succeeding year of the contract.

(2) The terms of Mr. Chioini's previous employment contract with the Company, that expired in January 2000, remained in effect until Mr. Chioini's new contract went into effect. Under the prior contract, Mr. Chioini was paid a salary of $150,000 with a quarterly bonus of $25,000, which was prorated in the first quarter of 2000. 1999 Bonus represents incentive compensation related to 1999 and paid or accrued in 1999.

(3) Other annual compensation includes executive perquisites for health, life and dental insurance and the Company's car allowance program.

(4) 1998 Bonus represents incentive compensation related to 1998 and paid or accrued in 1998.

(5) The Company and Mr. Klema entered into a two year employment agreement on January 12, 1999 which has expired. The Company is currently negotiating with Mr. Klema to extend his contract.

  Option Grants and Related Information

     No options were granted to executive officers in 2000.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth information concerning exercises of stock options during the fiscal year ended December 31, 2000 by the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 2000.

                          AGGREGATED OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                           UNDERLYING          IN-THE-MONEY OPTIONS
                                                                       UNEXERCISED OPTIONS      AT FISCAL YEAR END
                                       SHARES ACQUIRED     VALUE          (EXERCISABLE/           (EXERCISABLE/
               NAME                      ON EXERCISE      REALIZED       UNEXERCISABLE)           UNEXERCISABLE)
               ----                    ---------------    --------    --------------------     --------------------
Robert L. Chioini..................           0              0           245,000/105,000               0/0
Thomas E. Klema....................           0              0            50,834/ 34,166               0/0

  Compensation of Directors

     The Company's Directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person and $250 for each telephonic Board meeting attended. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

     In July 1997, the Board of Directors and shareholders of the Company adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to Directors of the Company, including Outside Directors. In July 1997, the Board of Directors granted to each of the three existing Outside Directors options to purchase 20,000 Common Shares at a per share exercise price of $3.00. Upon the election of any new member to the Board of Directors who is an Outside Director, the Board of Directors intends to grant to such member an option to purchase 5,000 Common Shares (or, in the discretion of the Board, up to 20,000 Common Shares) at a per share exercise price equal to the fair market value of a Common Share at the date of grant. Beginning with the first annual meeting of the shareholders of the Company after July 1997, provided that a sufficient number of Common Shares remain available under the Stock Option Plan, on each date on which an annual meeting of the shareholders of the Company is held, the Board of Directors intends to grant to each Outside Director who is then serving on the Board of Directors an option to purchase 5,000 Common Shares. The exercise price of such options will be the fair market value of the Common Shares on the date of grant. The options granted the Outside Directors will generally become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes an officer or employee of the Company and continues to serve as a member of the Board of Directors, options granted under the Stock Option Plan will remain exercisable in full. Notwithstanding the foregoing, the Company did not grant such options to Outside Directors in 1998. As of April 2000 the Board of Directors granted each of the Outside Directors an option to purchase 20,000 Common Shares at a per share exercise price of $1.875, the fair market value of a Common Share as of April 13, 2000. These options vest in two equal annual installments beginning as of April 13, 2000.

  Employment Agreements

     ROBERT L. CHIOINI. The Company entered into a new employment agreement with Robert L. Chioini on March 20, 2000, pursuant to which Mr. Chioini was employed as the President and Chief Executive Officer of the Company for the period ending March 20, 2003. Under the agreement, Mr. Chioini's base salary was set at $275,000 with annual increases of $25,000. Mr. Chioini's employment agreement contains a three-year non-compete provision and provides that he devote his full-time and attention to the Company's business.

     THOMAS E. KLEMA. The Company entered into an employment agreement with Thomas E. Klema, effective as of January 12, 1999, pursuant to which Mr. Klema is employed as Vice President of Finance,

Chief Financial Officer, Treasurer and Secretary of the Company for a period which expired on January 12, 2001. Mr. Klema's base salary is $125,000, which may be increased by the Board of Directors. In addition, pursuant to his employment agreement, (1) Mr. Klema was granted the option to purchase 50,000 shares of the Company's Common Shares, vesting in three equal annual installments beginning on January 12, 1999, exercisable at a price per share equal to the average high and low selling price of the Company's Common Shares on each such grant date, and (2) Mr. Klema receives a monthly car allowance of $480 (plus reimbursement for fuel and routine maintenance costs). Mr. Klema is currently negotiating with the Company on the terms of a new employment agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, Directors and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the Company's current fiscal year ended December 31, 2000, Kenneth L. Holt and Ronald D. Boyd, Directors of the Company, have not filed any Forms 3, 4 or 5; Patricia Xirinachs, a 10% shareholder of the Company, did not file a Form 5; and Gary D. Lewis and his wife, Catherine Lewis, filed one amendment to Form 4 late to remove one transaction which had been previously reported in error.

TRANSACTIONS WITH PROMOTERS

     On February 19, 1997, the Company acquired the business of Rockwell Medical Supplies, L.L.C. (the "Supply Company") and Rockwell Transportation, L.L.C. (the "Transportation Company" and together with the Supply Company, the "Predecessor Company") for total consideration of $2,441,664.47 pursuant to an Asset Purchase Agreement dated as of November 1, 1996, as amended (the "Asset Purchase Agreement"). Mr. Robert L. Chioini, the President, Chief Executive Officer and a Director of the Company, owned a 20% equity interest in the Supply Company. The purchase price consisted of (i) $150,000 paid to the Sellers in cash; (ii) a cash payment to NBD Bank of approximately $375,000 to retire an outstanding debt owed by the Predecessor Company to NBD Bank; and (iii) an 8.5% promissory note in the principal amount of $1,916,664.47 made by the Company in favor of the Supply Company (the "Note"). In addition, in connection with the purchase of the business from the Predecessor Company, the Company paid $178,000 to the landlord under the lease pursuant to which the Company leases its manufacturing facility as a prepayment of future rents and as an additional security deposit in order to induce such landlord to consent to the assignment of the lease and to release the Predecessor Company and its shareholders, including Mr. Chioini, from their obligations under such lease.

     Under the terms of the Note and the Asset Purchase Agreement, a prepayment of $500,000 on the Note was due on May 19, 1997, which date was extended by the Supply Company to May 31, 1997. Pursuant to a letter agreement dated April 4, 1997, the Supply Company agreed that, upon receipt of the $500,000 prepayment on the Note, the remaining principal balance under the Note would be converted into shares of Series A Preferred Stock at a conversion ratio of one share of Series A Preferred Stock for each $1.00 of outstanding principal due under the Note. The Company made the required $500,000 prepayment under the Note and the Note was converted into 1,416,664 shares of Series A Preferred Stock.

     In accordance with the terms of the Asset Purchase Agreement, the purchase price paid by the Company for the Predecessor Company's business was reduced by $320,749 based on a provision in the Asset Purchase Agreement which provides that the purchase price would be reduced on a dollar for dollar basis to the extent that the net worth of the Predecessor Company at the closing of the acquisition was below a target amount set forth in the Asset Purchase Agreement. 320,749 shares of Series A Preferred Stock were surrendered by the

Supply Company to the Company for cancellation in payment of such purchase price adjustment. In accordance with the terms of the Series A Preferred Stock, the Company redeemed the remaining 1,095,915 shares of Series A Preferred Stock on January 30, 1998 for an aggregate redemption price of $1,158,187.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was party to consulting agreement with Wall Street Partners, Inc. ("Wall Street") dated as of February 19, 1997 pursuant to which Wall Street provided management and financial consulting services to the Company. The Company agreed to pay Wall Street a consulting fee of $25,000 per month from the date of the agreement through June 30, 1998, subject to renewal upon the mutual agreement of the Company and Wall Street. Such agreement was renewed through October 31, 1998. The Company also renewed the Agreement with Wall Street from November 1, 1998 to December 31, 1998, but for a reduced fee of $20,000 per month. In addition, the Company and Wall Street renewed such agreement (at a fee of $20,000 per month), from January 1, 1999 to March 31, 1999, from April 1, 1999 through June 30, 1999, and from July 1, 1999 through December 31, 1999. On December 31, 1999, the term of the Consulting Agreement, as extended, expired, and the Company chose not to renew the agreement. Wall Street is owned by Gary
D. Lewis and, until October, 1998, was also owned by Michael J. Xirinachs, each of whom was a founder of the Company. The Company paid Wall Street an aggregate of $240,000 during the Company's fiscal year ended December 31, 1999.

                  II. PROPOSAL TO APPROVE AN AMENDMENT TO THE
                 ROCKWELL MEDICAL TECHNOLOGIES, INC. 1997 STOCK
                   OPTION PLAN TO INCREASE AUTHORIZED SHARES

GENERAL

     We seek to increase the number of shares subject to the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan. You are being asked to consider and approve an amendment to the 1997 Stock Option Plan to increase the number of Common Shares reserved for issuance upon the exercise of options granted under the 1997 Stock Option Plan by 1,000,000. Pursuant to the 1997 Stock Option Plan, 900,000 Common Shares are currently reserved for issuance upon the exercise of options granted or to be granted to participants in the 1997 Stock Option Plan. Our key employees, officers, directors, consultants and advisors and those of any entity in which we have a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests are eligible to participate in the 1997 Stock Option Plan. Our Board of Directors or a committee appointed by our Board of Directors determines which persons eligible to participate in the 1997 Stock Option Plan are actually granted options under the 1997 Stock Option Plan.

     The Board of Directors believes that it is in our best interests and in the best interests of our shareholders to approve the proposed amendment to the 1997 Stock Option Plan to allow us to continue to grant options in accordance with the 1997 Stock Option Plan.

     The purpose of the 1997 Stock Option Plan is to provide our key employees, officers, directors, consultants and advisors with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join the interests of our key employees, officers, directors, consultants and advisors with the interests of our shareholders and to help us attract and retain our key employees, officers, directors, consultants and advisors. The 1997 Stock Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

     Options granted under the 1997 Stock Option Plan may be incentive stock options or nonqualified options. The Board of Directors adopted the 1997 Stock Option Plan on July 15, 1997, amended the 1997 Stock Option Plan on May 10, 1999 to increase the number of shares reserved for issuance under the 1997 Stock Option Plan, and approved the currently proposed amendment on January 25, 2001 subject to shareholder approval.

     As of April 6, 2001, (1) options to purchase 668,693 Common Shares were outstanding under the 1997 Stock Option Plan, (2) options to purchase 226,675 Common Shares granted under the 1997 Stock Option Plan had been exercised, and
(3) 4,632 Common Shares remained available for the grant of options under the 1997 Stock Option Plan. The proposed amendment to the 1997 Stock Option Plan would increase the number of Common Shares reserved for issuance upon the exercise of options granted or to be granted under the 1997 Stock Option Plan by 1,000,000 Common Shares.

     Our Board of Directors has determined to grant Outside Directors who continue to serve as our directors after each annual meeting of shareholders, ten-year options to purchase 5,000 Common Shares (or, in the discretion of the Board, up to 20,000 Common Shares) each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant, all under the amended 1997 Stock Option Plan.

     Persons deemed to be our affiliates, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, us, must resell securities acquired under the 1997 Stock Option Plan pursuant to a registration statement under the Securities Act of 1933 and the related rules and regulations, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

     We are the issuer of the securities offered pursuant to the 1997 Stock Option Plan. The Common Shares we issue upon exercise of stock options under the 1997 Stock Option Plan may be either our authorized and unissued or reacquired Common Shares. The 1997 Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

ADMINISTRATION

     The 1997 Stock Option Plan is administered by a committee appointed by our Board of Directors. With respect to administration of the 1997 Stock Option Plan regarding participants who are subject to Sections 16(a) and (b) of the Securities Exchange Act of 1934 and the related rules and regulations, the committee is intended to either meet the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or consist of the Board of Directors as a whole. The administrator is referred to in the 1997 Stock Option Plan as the "Committee." Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of the Board of Directors as a whole.

     Subject to the provisions of the 1997 Stock Option Plan, the Committee is authorized to interpret the 1997 Stock Option Plan, to make, amend and rescind rules relating to the 1997 Stock Option Plan, and to make all other determinations necessary or advisable for the 1997 Stock Option Plan's administration. The Committee's interpretation of any provision of the 1997 Stock Option Plan is, unless otherwise determined by our Board of Directors, final and conclusive. Subject to the provisions of the 1997 Stock Option Plan, the Committee determines, from those eligible to be participants under the 1997 Stock Option Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such options shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the participant competes with us or otherwise acts contrary to our interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to the 1997 Stock Option Plan. The Committee may condition any grant on the potential participant's agreement to such terms and conditions. Under the 1997 Stock Option Plan, in exercising its discretion, there is no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, officer, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, officers, directors, consultants or advisors with respect to the 1997 Stock Option Plan or otherwise.

     Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

     In addition to any other rights of indemnification they may have, we will indemnify the members of the Committee in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Stock Option Plan or any option granted under the 1997 Stock Option Plan to the full extent provided for under our Articles of Incorporation or bylaws with respect to indemnification of our directors.

1997 STOCK OPTION PLAN PARTICIPANTS

     The Committee, in its discretion, selects the persons who are eligible to participate in the 1997 Stock Option Plan and determines the grants and awards to those individuals. The only limitation on eligibility under the 1997 Stock Option Plan is that individuals must be one of our key employees, officers, directors, consultants or advisors, as determined by the Committee in its discretion; provided that incentive stock options may be granted only to our employees, as defined in the Internal Revenue Code, to the extent required by
Section 422 of the Internal Revenue Code.

     Approximately 25 key employees, three directors, and two consultants and advisors are currently eligible to participate in the 1997 Stock Option Plan, of which 24 key employees, all of the directors and one of the consultants and advisors have been granted options under the 1997 Stock Option Plan.

     Subject to the adjustments described under the caption "Shares Subject to Grant or Award," no participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining available for the grant of stock options under the 1997 Stock Option Plan. There are also limitations on the maximum value of incentive stock options that may become first exercisable by any person in any year. Each option grant under the 1997 Stock Option Plan must be evidenced by a written agreement containing provisions approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

     The maximum number of Common Shares reserved for issuance upon the exercise of stock options granted under the 1997 Stock Option Plan is currently 900,000 Common Shares and is proposed to be amended to be 1,900,000 Common Shares. These Common Shares may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1997 Stock Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 Stock Option Plan are again available for option and sale.

     The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 Stock Option Plan, and the maximum number and type of shares that may be granted to any participant in any fiscal year are subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1997 Stock Option Plan, no rights may be granted under the 1997 Stock Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 STOCK OPTION PLAN

     Our Board of Directors may terminate or amend the 1997 Stock Option Plan, or amend any stock option agreement under the 1997 Stock Option Plan, at any time; provided that,

     - to the extent required by Section 162(m) of the Internal Revenue Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting participants whose compensation is subject to Section 162(m) of the Internal Revenue Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to incentive stock options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 Stock Option Plan without our shareholders' approval or ratification, and

     - no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 Stock Option Plan, in a manner adverse to a participant, without the consent of that participant, all except as described under the caption "Shares Subject to Grant or Award."

     Unless sooner terminated by our Board of Directors, the 1997 Stock Option Plan will terminate on July 15, 2007, which is ten years after its original adoption by our Board of Directors. No stock options may be granted under the 1997 Stock Option Plan after that date. Termination of the 1997 Stock Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

     Both incentive stock options and nonqualified options may be granted under the 1997 Stock Option Plan. An incentive stock option is intended to be an incentive stock option and qualifies as an incentive stock option under Section 422 of the Internal Revenue Code. Any incentive stock option granted under the 1997 Stock Option Plan must have an exercise price that is not less than 100% of the fair market value of the shares on the date on which the option is granted. For an incentive stock option granted to a participant who owns more than 10% of our total combined voting shares, the exercise price must not be less than 110% of the fair market value of the shares subject to that option on the date the option is granted. A nonqualified option granted under the 1997 Stock Option Plan must have an exercise price that is not less than the par value, if any, of the Common Shares.

     At the time any option granted under the 1997 Stock Option Plan is exercised, the participant must pay the full option price for all shares purchased:

     - in cash, or

     - with the consent of the Committee, in its discretion,

     - in Common Shares,

     - by a promissory note payable to the order of us that is acceptable to the Committee,

     - by a cash down payment and a promissory note for the unpaid balance,

     - subject to any conditions established by the Committee, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,

     - by delivery to us of written notice of the exercise, in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of the shares or loan against them,

     - in such other manner as the Committee determines is appropriate, in its discretion.

The aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all of our plans cannot exceed $100,000.

  Term of Stock Options

     If not sooner terminated, each stock option granted under the 1997 Stock Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an incentive stock option granted to a participant who, at the time of the grant, owns more than 10% of our total combined voting stock, the option must expire not more than five years after the date of the grant.

  Continuation of Employment

     Options granted under the 1997 Stock Option Plan may be exercised only while the participant is one of our employees, officers, directors, consultants or advisors, except as described under the caption "Extraordinary Transactions" and except that the Committee may, in its discretion, permit the exercise of all or any portion of the options granted to a participant:

     - for a period not to exceed three months following such termination with respect to incentive stock options that are intended to remain incentive stock options if such termination is not due to death or permanent disability of the participant,

     - for a period not to exceed one year following termination of employment with respect to incentive stock options that are intended to remain incentive stock options if termination of employment is due to the death or permanent disability of the participant, and

     - for a period not to extend beyond the expiration date with respect to nonqualified options or incentive stock options that are not intended to remain incentive stock options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises its discretion.

     In no event, however, is an option exercisable after its expiration date, and, unless the Committee in its discretion determines otherwise pursuant to the 1997 Stock Option Plan, an option may only be exercised after termination of a participant's employment, consultation or other service to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its discretion in any manner it deems appropriate, including by resolution, by a provision in the option, or by an amendment to the option.

     Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

     The Committee may require any participant to agree, as a condition to the grant of an option, to remain in his or her position as one of our employees, officers, directors, consultants or advisors for a minimum period from the date the stock option is granted that is fixed by the Committee. Nothing in the 1997 Stock Option Plan or in any option granted under the 1997 Stock Option Plan, nor any action taken by the Committee under the 1997 Stock Option Plan gives any participant any right with respect to continuation of employment, consultation or other service with us or interfere in any way with our right to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

     We may grant additional stock options to the same participant even if options previously granted to that participant remain unexercised. A participant may exercise any option granted under the 1997 Stock Option Plan, if then exercisable, even if options previously granted to that participant remain unexercised.

  Transferability of Options

     Except as otherwise described below, if required by Section 422 of the Internal Revenue Code, but only with respect to incentive stock options, or to the extent determined by the Committee in its discretion, (1) no option granted under the 1997 Stock Option Plan is transferable by the participant other than by will, or by the laws of descent and distribution or, for nonqualified options only (unless permitted by Section 422 of the Internal Revenue Code), pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (2) each option is exercisable, during the lifetime of the participant, only by the participant.

     The Committee may, in its discretion, grant options on terms that permit the optionee to transfer all or a portion of the options to the following persons, and that permit the following persons to exercise the options transferred to them:

     - the optionee's spouse, children or grandchildren of the optionee, who are referred to in the 1997 Stock Option Plan as "Immediate Family Members,"

     - a trust or trusts for the exclusive benefit of Immediate Family Members,

     - a partnership in which Immediate Family Members are the only partners, or

     - such other persons or entities as determined by the Committee, in its discretion.

Any rights to transfer options are on such terms and conditions as the Committee, in its discretion, may determine; provided that (1) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 Stock Option Plan, and (2) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 Stock Option Plan.

     Following transfer, the options continue to be subject to the same terms and conditions as were applicable immediately before transfer; provided that for some purposes under the 1997 Stock Option Plan (generally relating to exercise of the option) the term "Participant" is deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment," continue to be applied to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment." The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Tax
Consequences -- Withholding Payments." We have no obligation to provide any notice to any transferee, including notice of any termination of the option as a result of termination of the original optionee's employment or other service.

  Shareholder Rights

     No participant in the 1997 Stock Option Plan has any of the rights of our shareholders under any option granted under the 1997 Stock Option Plan until the actual issuance of shares to the participant. Before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant."

EXTRAORDINARY TRANSACTIONS

     Under the 1997 Stock Option Plan, specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications effected in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their Common Shares, are each referred to as a "Transaction." If we engage in a Transaction, then each participant exercising a 1997 Stock Option Plan stock option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the participant would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

     In addition, in connection with a Transaction, the Committee, acting in its discretion without the consent of any participant and regardless of any other provision of the 1997 Stock Option Plan, may:

     - permit stock options outstanding under the 1997 Stock Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of participants under such options would terminate,

     - permit stock options outstanding under the 1997 Stock Option Plan to be exercised in full for their then remaining terms, or

     - require all stock options outstanding under the 1997 Stock Option Plan to be surrendered to us for cancellation and payment to each participant in cash of the excess of the fair market value of the underlying Common Shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.

The 1997 Stock Option Plan provides, however, that the Committee may not select an alternative for a participant that would result in his or her liability under
Section 16(b) of the Exchange Act, without the participant's consent. If all of the alternatives have such a result, the Committee will take action to put the participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the participant under Section 16(b) of the Exchange Act. With the consent of each affected participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

     The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Incentive Stock Options

     Incentive stock options granted under the 1997 Stock Option Plan are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code. If the participant does not dispose of the shares acquired upon exercise of an incentive stock option within one year after the transfer of shares to the participant and within two years from grant of the option, the participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized upon a sale or other disposition of the shares may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the incentive stock options or the transfer of shares upon their exercise.

     If the participant disposes of the shares acquired upon exercise of incentive stock options before the above time periods expire, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or (2) the gain recognized on such disposition. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year, if that the amount constitutes reasonable compensation. Moreover, we may be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  Nonqualified Options

     A participant who acquires shares by exercise of a nonqualified option generally realizes taxable ordinary income at the time of exercise equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount ordinarily will be deductible by us in the same year, if the amount constitutes reasonable compensation. Moreover, we will be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  Capital Gains Rates

     If a participant recognizes capital gain upon the sale or other disposition of shares acquired upon exercise of options, the tax rate applicable to such gain will depend on a number of factors, including the date the options are granted, the date the options are exercised, the date the shares are sold or otherwise disposed of, the length of time the participant holds the shares, and the participant's marginal tax bracket. Participants should consult their own tax advisors concerning the impact to them of the long-term capital gain tax rates, as well as the other tax consequences of participation in the 1997 Stock Option Plan.

  Withholding Payments

     If upon the exercise of any nonqualified option or a disqualifying disposition, within the meaning of Section 422 of the Internal Revenue Code, of shares acquired upon exercise of an incentive stock option, we must pay any amount for income tax withholding, in the Committee's discretion, either the participant shall pay such amount to us, or the amount of Common Shares we deliver to the participant will be appropriately reduced, to reimburse us for such payment.

     We have the right to withhold the amount of such taxes from any other sums or property due or to become due from us to the participant on such terms and conditions as the Committee shall prescribe. We may also defer issuance of the stock upon exercise of such option until the participant pays us the amount of any such tax. The Committee may, in its discretion, permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by us upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to us after exercise of a stock option to reimburse us for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Limitation on Compensation Deduction

     Publicly-held corporations may not deduct compensation paid to some of their executive officers in excess of $1 million. The employees covered by the $1 million compensation deduction limitation are the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

     There is an exception to the $1 million compensation deduction limitation for compensation paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option satisfies the qualified performance-based compensation exception if the following conditions are met:

     - the grant is made by a compensation committee comprised of outside directors,

     - the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee,

     - under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant, for example, the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant, and

     - the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to shareholders and subsequently approved by them.

     If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (for example, an option is granted with an exercise price that is less than the fair market value of the underlying Common Shares as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made subject to reaching a performance goal that has been previously established and approved by our shareholders and otherwise qualifies under Section 162(m) of the Internal Revenue Code. We have not established any performance goals for grants under the 1997 Stock Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Internal Revenue Code. The grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation.

ACCOUNTING TREATMENT

     Generally, under current accounting rules applicable to us, neither the grant nor the exercise of an incentive stock option or a nonqualified option under the 1997 Stock Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by our withholding shares issuable upon exercise of the option), we will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price. In addition, if we make some changes to outstanding options, such as extending their exercisability after termination of employment or making changes described under the caption, "Extraordinary Transactions," a new grant date might occur, resulting in an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price on the date of the change.

OPTION GRANTS UNDER THE PLANS

     Options may be granted under the 1997 Stock Option Plan at the Committee's discretion, subject to shareholder approval of the proposed amendment to the 1997 Stock Option Plan if options are granted in excess of the 900,000 Common Shares currently authorized and before such approval. The following table sets forth, as to Robert L. Chioini and Thomas E. Klema, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 Stock Option Plan, during the fiscal year ended December 31, 2000 and during the period from January 1, 2001 through April 6, 2001:

                               NEW PLAN BENEFITS
           Rockwell Medical Technologies, Inc. 1997 Stock Option Plan

                                                           NUMBER OF COMMON             NUMBER OF COMMON
                                                       SHARES SUBJECT TO OPTIONS    SHARES SUBJECT TO OPTIONS
                                                        GRANTED UNDER THE PLANS      GRANTED UNDER THE PLANS
                                                       IN THE FISCAL YEAR ENDED       FROM JANUARY 1, 2001
                 NAME AND POSITION                         DECEMBER 31, 2000            TO APRIL 6, 2001
                 -----------------                     -------------------------    -------------------------
Robert L. Chioini, President and Chief Executive
  Officer..........................................                   0                         0
Thomas E. Klema, Vice President and Chief Financial
  Officer..........................................                   0                         0
All current executive officers as a group (2
  persons).........................................                   0                         0
All current directors who are not executive
  officers as a group (2 persons)..................              40,000                         0
All employees (including officers) who are not
  executive officers as a group (25 persons).......              41,000                         0
All other consultants and advisors as a group (2
  persons).........................................             202,020                         0

     The dollar values of these options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. As of April 6, 2001, the closing sales price of our Common Shares was $0.75. No associate of any director, nominee or executive officer has been granted options under the Plans. In addition, no person not identified above has received five percent or more of the options authorized under the Plans, in the aggregate.

APPROVAL OF THE 1997 STOCK OPTION PLAN AMENDMENT

     Shareholder approval of the proposed amendment to the 1997 Stock Option Plan requires the approval by a majority of the votes cast by the holders of Common Shares at the annual meeting and entitled to vote on the action. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present. We do not intend to place the proposed amendment to the 1997 Stock Option Plan into effect unless such approval is obtained at the meeting, and such approval is sought, in part, to exempt the granting of options under the 1997 Stock Option Plan from the provisions of Section 162(m) of the Internal Revenue Code and in order to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.

     A FULL COPY OF THE 1997 STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGES, IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, ARE SUMMARIZED ABOVE, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 OTHER MATTERS

ANNUAL REPORT

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. The Company will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). If a person requesting the

Annual Report was not a shareholder of record on April 6, 2001, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. All such requests should be directed to Thomas E. Klema, Chief Financial Officer and Secretary, Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Plante & Moran, LLP is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. Plante & Moran, LLP has served in this capacity sine December 1998. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Plante & Moran, LLP as independent auditor for the year ending December 31, 2001. Representatives of Plante & Moran, LLP are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

     Audit Fees. Audit fees paid to Plante & Moran, LLP for the Company's 2000 annual audit and reviews of the unaudited financial statements included in the Company's 2000 quarterly reports on Form 10-QSB, including research and consultations related to accounting and reporting issues, were $62,810.

     Financial Information Systems Design and Implementation Fees. There were no fees paid to Plante & Moran, LLP for financial information systems design and implementation fees.

     All Other Fees. The balance of all other fees paid to Plante & Moran, LLP for the fiscal year 2000 was $10,990 which was for all other non-audit fees, primarily for the preparation of income tax returns. There were no fees paid to Plante & Moran, LLP for technology services.

     Compatibility of Non-Audit Services. There were no technology services provided by Plante & Moran, LLP to the Company for the fiscal year ending December 31, 2000. The Board believes the provision of the other non-audit services by Plante & Moran, LLP is compatible with maintaining Plante & Moran's independence.

     Leased Personnel in Connection with the Audit. There were no leased personnel utilized by Plante & Moran, LLP in connection with the Company's 2000 audit.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive office by December 28, 2002 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested. Until August 1, 2001, the Company's principal executive office and the address to which shareholder proposals must be delivered will be 28025 Oakland Oaks, Wixom, Michigan 48393. After August 1, 2001, the Company's principal executive office and the address to which shareholder proposals must be delivered will be 30142 Wixom Rd., Wixom, Michigan 48393.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than April 5, 2002 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to the Company's Secretary at the Company's principal executive office at 28025 Oakland Oaks, Wixom, Michigan 48393 before August 1, 2001 and at 30142 Wixom Rd., Wixom Michigan 48393 after August 1, 2001. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

Wixom, Michigan
April 27, 2001

                                                                       EXHIBIT A

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Rockwell Medical Technologies, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

     The Committee will be comprised of two or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the NASDAQ (Small-Cap Market). The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

     The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

     Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

     In carrying out its oversight responsibilities, the Committee will:

     1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Small Cap Audit Committee Requirements.

     2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

     3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

     4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

     5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

     7. At the completion of the annual audit, review with management and the independent accountants the following:

        - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

        - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

        - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

        - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

     8. After preparation by management and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years but not more frequently than required by Nasdaq.

     9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

   10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

   11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

   12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

   13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

   14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                                                       EXHIBIT B

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                             1997 STOCK OPTION PLAN

     1. Definitions: As used herein, the following terms shall have the following meanings:

          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

          (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

          (c) "Common Shares" shall mean the Common Shares, no par value per share, of the Company.

          (d) "Company" shall mean Rockwell Medical Technologies, Inc., a Michigan corporation, or any successor thereof.

          (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of
     Section 422 of the Code.

          (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

          (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

          (j) "Plan" shall mean this Rockwell Medical Technologies, Inc. 1997 Stock Option Plan.

          (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

     2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

     3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

     5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 1,900,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

     Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

     6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no

Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

     7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

     8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

     9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

     Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

     Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided, that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

     Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

     10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

     11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided, that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided, that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

     12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

     Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

     13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

          (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

          (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

          (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

     14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

     15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

     Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

     17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided, that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

     18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

     As adopted by the Board of Directors on July 15, 1997, amended by the Board of Directors as of April 7, 1999 AND FURTHER AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 25, 2001.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                                  June 4, 2001

                                       \/ Please Detach and Mail in the Envelope Provided \/
------------------------------------------------------------------------------------------------------------------------------------
      PLEASE MARK YOUR
A /X/ VOTES AS IN THE
      EXAMPLE.

                    FOR   WITHHELD                                                                           FOR   AGAINST  ABSTAIN
1. Election of a   /  /    /  /     NOMINEE: Ronald D. Boyd    2. Approval of an amendment to the Rockwell   / /     / /      / /
   Class I                                                        Medical Technologies, Inc. 1997 Stock
   Director                                                       Option Plan to increase the number of
                                                                  Common Shares reserved for issuance
                                                                  pursuant to the exercise of options granted under the 1997 Plan by
                                                                  1,000,000 shares from 900,000 to 1,900,000 shares.

                                                               3. In their discretion with respect to any other matters that may properly come before the meeting.

                                                               THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                               THE SPECIFICATIONS MADE HEREIN. THE SHARES REPRESENTED BY THIS PROXY
                                                               WILL BE VOTED FOR THE ELECTION OF THE ONE NOMINEE IF NO INSTRUCTIONS
                                                               TO THE CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                                               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                                               ENVELOPE.





SIGNATURE(S)                            DATE              , 2001  SIGNATURE(S)                          DATE              , 2001
            ---------------------------      ------------                     -------------------------      ------------
NOTE: (PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC, SHOULD SO
      INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED
      OFFICER. IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)

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                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
          BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING JUNE 4, 2001
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

     The undersigned hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 4, 2001, and at any and all adjournments thereof.

                                                                  -------------
                                                                 | SEE REVERSE |
                                                                 |    SIDE     |
                                                                  -------------

                         (TO BE SIGNED ON REVERSE SIDE)


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